Exhibit 99.1
Annual Meeting of Stockholders May 25, 2011

Disclaimer on forward-looking statements The guidance contained herein are based upon a number of assumptions and estimates that, while considered reasonable by us when taken as a whole, are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, the guidance is based upon specific assumptions with respect to future business conditions, some or all of which will change. The guidance, like any forecast, is necessarily speculative in nature and it can be expected that the assumptions upon which the guidance is based will not prove to be valid or will vary from actual results. Actual results will vary from the guidance and the variations may be material. Consequently, the guidance should not be regarded as a representation by us or any other person that the subscribers, revenue, and adjusted EBITDA will actually be achieved. You are cautioned not to place undue reliance on this information. This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intend," "plan," "projection," "outlook" or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results may differ materially from the results anticipated in these forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statement: our competitive position versus other forms of audio and video entertainment; our ability to retain subscribers and maintain our average monthly revenue per subscriber; our dependence upon automakers and other third parties; the tragedy in Japan; our substantial indebtedness; and the useful life of our satellites, which, in most cases, are not insured. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our Annual Report on Form 10-K for the year ended December 31, 2010, which is filed with the Securities and Exchange Commission (the "SEC") and available at the SEC's Internet site (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Tremendous Growth Since Our 2001 Launch Despite New Competition 1994 - Internet radio streaming 2001 - Satellite radio begins service 2001 - Apple iPods introduced 2003 - HD radio broadcasts begin 2005 - MP3 connectivity in vehicles 2010 - U.S. smartphone users top 60m

SiriusXM's Superior Content is a Significant Competitive Advantage Commercial-Free Music Live Coverage of Every Major Sport The Best in News, Talk and Entertainment

RENEWALS: Howard Stern, NFL, Elvis, Grateful Dead, Shade45, O&A, ESPN, PGA NEW PROGRAMMING: Dr. Laura, SXM Fantasy Sports Radio, Pearl Jam Radio, SXM College Sports Nation, TMZ Live, Yoshiki Radio POP-UP CHANNELS: Paul McCartney, Neil Diamond Radio, Elton!, Tim McGraw Radio, Simon & Garfunkel, Mandatory Metallica, Star Wars, Richard Pryor, Tiger Blood Programming Evolution

Penetration Gains at Automakers OEM penetration as a percentage of U.S. auto sales 2006 2007 2008 2009 Source: Total US light vehicle sales per Global Insight and company estimates of SiriusXM enabled sales; Represents factory and port installs only 2010

U.S. Auto Sales Resume Growth (mm) Source: Industry estimates

Factory-Enabled Vehicles in Operation to Increase Dramatically (mm) Source: Company estimates based on external industry estimates of 2010-15 automotive sales

Pre-owned Vehicle Programs Certified Pre-owned Owned (CPO): Launched BMW, Chrysler, Ford/Lincoln, General Motors, Honda/Acura, Hyundai, Kia, Lexus, Mercedes-Benz, Nissan/ Infiniti, Porsche, Volvo and VW/Audi Non-Certified: Launched with Chrysler, General Motors and Mercedes-Benz Additional programs expected to be launched

Growth Opportunity in Services Multiple infotainment services offered and planned: Traffic, weather, sports tracking, fuel listings, movie listings, airport and flight conditions, red light cameras Other new services and audio features in development

Launched iPad, iPhone, BlackBerry and Android-Powered Smartphone Apps

SiriusXM Internet Radio: Home Access Radios and Streaming Media Players: Connected TV's: Developing Apps for TVs and Blu-Ray Players Initial introductions scheduled for Q3-2011 A/V Receivers: Custom-install Systems:

Focus on Subscriber Retention Yields Results 3.9% 1.5% 2.0% 1.5% Netflix DTV SiriusXM Dish Source: Public filings and industry estimates 1Q11 Comparative Monthly Churn Rates 4-5% HBO/ Showtime / Starz

Multi-Year Revenue Growth (billions) 2009 2008 2007 2011E Note: Historical revenue figures are adjusted pro forma results.

Significant Adj. EBITDA Growth (mm)

Strong FCF Growth (mm) $210 $350 $185

Growth Statistics and Improvements 1Q10 1Q11 CHANGE Penetration rate 59% 65% +600 bp Conversion 45.2% 44.7% -50 bp Subscribers 18.9 mm 20.6 mm +9% Revenue $664 mm $724 mm +9% Adj. EBITDA $158 mm $181 mm +15% Margin 23.5% 24.9% +140 bp

Continuing Growth Delivers Record Number of Subscribers Source: Company filings Ending Subscribers 2003-2011E (mm) 1.6 4.4 9.2 13.7 19.0 17.3 18.8 2004 2005 2007 2008 2009 2003 2010 20.2 2006 21.6 2011E

Among Largest U.S. Subscription Media Businesses 1Q11 Total Basic Paid Subscribers (mm) Source: Public filings

Radio Revenue 2001 2010 Terrestrial Radio: CCU, CBS, Citadel, ETM, CMLS, etc. $18 b (100%) $15 b (80%) IP Radio: Last .fm, Slacker, Pandora, Rhapsody, MOG, etc. nil < $1 b (5%) Satellite Radio: SiriusXM nil $2.8 b (15%) TOTAL $18.0 b $18.8 b Source: analyst estimates and industry reports

2010 Subscription Radio Revenue TOTAL: $3.1 billion Satellite Radio: $2.8 billion Internet Radio: ~$0.3 billion SiriusXM's share of pay radio: 90% Source: analyst estimates and industry reports

2010 Revenue Selected Companies (billions) Source: Public filings

SirusXM the Largest Radio Company in the 1Q 1Q11 Revenue $724 mm (+9%) $640 mm (+3%) SiriusXM Clear Channel Radio

The Digital Music Ecosystem: Complicated and Crowded

Paying Subscribers Digital Music Services 20.6 m Source: Industry estimates

SiriusXM's Superior Revenue Model Pandora $1.68 / User Source: Public filings and industry estimates Clear Channel $13.61 / Listener Based on 2010 Revenue SiriusXM $141 / Subscriber

Satellite Radio 2.0 in Retail Stores 4Q11 Additional channels feature: - New music genres and programming - New suite of Hispanic channels targets fastest growing demographic Enhanced functionality: Electronic programming guide Pause, rewind, replay and record

Investment Thesis: Operational Leverage Drives EBITDA Contribution margin of approximately 70% Adjusted EBITDA Margins Adjusted EBITDA Margins Adjusted EBITDA Margins Adjusted EBITDA Margins 2008 2009 2010 At Maturity (6%) 18% 22% 40%+ EBITDA margin improves dramatically as we scale subscribers and revenue

Investment Thesis: Completion of Satellite Build Translates to More FCF 2005 • 2006 • 2007 • 2008 • 2009 • 2010 • 2011 • 2012 • 2013 • 2014 • 2015 • 2016 • 2017 XM 3 XM 4 SIRIUS 5 XM 5 SIRIUS 6 LAUNCH DATE

Investment Thesis: Significantly Improved Borrowing Costs February 2009: 15% secured (REPAID) June 2009: 11.25% secured (REPAID) August 2009: 9.75% secured March 2010: 8.75% unsecured October 2010: 7.625% unsecured - Trading @ 6.2% Yield Note: Secured transactions in June and August 2009 also included OID. February 2009 transaction also included restructuring fees and equity issuance.

Lower Leverage Ratios Net Debt to TTM Adj. EBITDA Approaching our 3.0x target leverage ratio

Solid Balance Sheet and Strong Liquidity Position $587 million cash balance at year end 2010 Net debt to adjusted EBITDA at 4.1x at 1Q11 No significant maturities until mid 2013

Investment Thesis: Free Cash Flow + Subscriber Growth + Revenue Growth + Lower Interest Expense + Lower Capital Expenditures + Cash Savings from NOL Use = Free Cash Flow Growth

Excess Cash Presents Opportunities 2010 2011E 2012E Beginning Cash $383 m $587 m $707 m Free Cash Flow $210 m ~$350 m >$350 m Net Debt Repayments nil ($230) m nil Ending Cash $587 m $707 m >$1,057 m Note: Figures are simplified and approximate. Forward estimates exclude other financing activities, such as the proceeds from stock option exercises.

Acquisitions & Returns of Capital Free Cash Flow creates opportunities to enhance the business or return capital to shareholders Acquisitions Dividends Stock buybacks

SIRI Historical Market Capitalization (billions) $3.7 861% $10.4 178% $14.9 43%

SiriusXM Highlights 20.2 mm subscribers at YE 2010, expected to grow by 1.4 mm in 2011 20.6 mm subscribers at Q1 2011 Other 2011 guidance: Revenue of approx. $3 billion Adj. EBITDA of approx. $715 million FCF to approach $350 million Stable churn and conversion rates

Competitive Advantages Satellite delivery system with near- complete continental U.S. coverage Over 135 channels of curated content Long term OEM agreements Approximately $8 billion of NOL's Subscription model Focused, pure-play satellite radio company

Management Priorities Continue to innovate Grow subscribers Grow revenue Grow free cash flow

Reconciliation for SiriusXM Q108 Q208 Q308 Q408 Q1 09 Q209 Q309 Q409 Q110 Q210 Q310 Q410 Q1 2011 FY2005 FY2006 FY2007 FY2008 FY2009 FY2010 As Reported Total Revenue 270,350 283,017 488,443 622,183 586,979 590,829 618,656 676,173 663,784 699,761 717,548 735,899 723,839 242,245 637,235 922,066 1,663,992 2,472,638 2,816,992 Predecessor Financial Information 308,454 318,035 104,704 - - - - - - - - - - 558,266 933,417 1,136,542 731,194 - - Purchase Price Accounting Adjustments - - 19,629 21,925 18,501 17,007 10,951 7,606 6,779 5,799 4,989 4,340 3,722 - - - 41,554 54,065 21,906 Adjusted Total Revenue 578,804 601,052 612,776 644,108 605,480 607,836 629,607 683,779 670,563 705,560 722,537 740,239 727,561 800,511 1,570,652 2,058,608 2,436,740 2,526,703 2,838,898 As Reported Total Operating Expenses 358,975 351,066 5,315,420 675,281 545,918 553,594 552,301 592,500 538,644 574,127 574,479 664,328 559,667 1,071,385 1,704,959 1,435,156 6,700,741 2,244,312 2,351,578 Predecessor Financial Information 402,138 400,753 158,770 - - - - - - - - - - 1,113,801 1,336,515 1,647,979 961,663 - - Purchase Price Accounting Adjustments - - (4,709,722) 47,910 55,202 57,184 64,619 63,886 62,610 64,857 66,438 67,928 67,972 - - - (4,661,812) 240,891 261,832 Adjusted Total Operating Expenses 761,113 751,819 764,468 723,191 601,120 610,778 616,920 656,386 601,254 638,984 640,917 732,256 627,639 2,185,186 3,041,474 3,083,135 3,000,592 2,485,203 2,613,410 As Reported Income (Loss) from Operations (88,625) (68,049) (4,826,977) (53,098) 41,061 37,235 66,355 83,673 125,140 125,634 143,069 71,571 164,172 (829,140) (1,067,724) (513,090) (5,036,749) 228,326 465,414 Predecessor Financial Information (93,684) (82,718) (54,066) - - - - - - - - - - (555,535) (403,098) (511,437) (230,469) - - Purchase Price Accounting Adjustments - - 4,729,351 (25,985) (36,701) (40,177) (53,668) (56,280) (55,831) (59,058) (61,449) (63,588) (64,250) - - - 4,703,366 (186,826) (239,926) Adjusted Income (Loss) from Operations (182,309) (150,767) (151,692) (79,083) 4,360 (2,942) 12,687 27,393 69,309 66,576 81,620 7,983 99,922 (1,384,675) (1,470,822) (1,024,527) (563,852) 41,500 225,488 As Reported Depreciation and Amortization 26,906 27,113 66,774 82,958 82,367 77,158 72,100 77,826 70,265 69,230 67,450 66,747 68,400 98,555 105,749 106,780 203,752 309,450 273,691 Predecessor Financial Information 45,483 32,438 10,828 - - - - - - - - - - 145,870 168,880 187,196 88,749 - - Adjusted Depreciation and Amortization 72,389 59,551 77,602 82,958 82,367 77,158 72,100 77,826 70,265 69,230 67,450 66,747 68,400 244,425 274,629 293,976 292,501 309,450 273,691 As Reported Share-based Payment Expense 22,262 17,151 24,005 23,987 20,179 29,701 17,674 6,427 17,182 15,901 17,861 9,494 12,856 163,078 437,918 78,900 87,405 73,981 60,437 Predecessor Financial Information 17,504 12,947 4,033 - - - - - - - - - - 5,966 68,046 86,199 34,485 - - Purchase Price Accounting Adjustments - - 1,771 958 1,321 1,302 1,125 1,053 1,001 803 529 539 181 - - - 2,729 4,801 2,872 Adjusted Share-based Payment Expense 39,766 30,098 29,809 24,945 21,500 31,003 18,799 7,480 18,183 16,704 18,390 10,033 13,037 169,044 505,964 165,099 124,619 78,782 63,309

Reconciliation for SiriusXM

	Q108	Q208	Q308	Q408	Q1 09	Q209	Q309	Q409	Q110	Q210	Q310	Q410	Q1 2011	FY2005	FY2006	FY2007	FY2008	FY2009	FY2010
As Reported Restructuring, Impairments and Related Costs	-	-	7,430	2,977	614	27,000	2,554	2,640	-	1,803	2,267	59,730	-	-	10,917	-	10,434	32,807	63,800
Predecessor Financial Information	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Purchase Price Accounting Adjustments	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Restructuring, Impairments and Related Costs	-	-	7,430	2,977	614	27,000	2,554	2,640	-	1,803	2,267	59,730	-	-	10,917	-	10,434	32,807	63,800
As Reported Impairment Goodwill	-	-	4,750,859	15,331	-	-	-	-	-	-	-	-	-	-	-	-	4,766,190	-	-
Predecessor Financial Information	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Purchase Price Accounting Adjustments	-	-	(4,750,859)	(15,331)	-	-	-	-	-	-	-	-	-	-	-	-	(4,766,190)	-	-
Adjusted Impairment of Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Total Operating Expenses Less Adjusted:	761,113	751,819	764,468	723,191	601,120	610,778	616,920	656,386	601,254	638,984	640,917	732,256	627,639	2,185,186	3,041,474	3,083,135	3,000,592	2,485,203	2,613,410
Depreciation and Amortization	72,389	59,551	77,602	82,958	82,367	77,158	72,100	77,826	70,265	69,230	67,450	66,747	68,400	244,425	274,629	293,976	292,501	309,450	273,691
Share-based Payment Expense	39,766	30,098	29,809	24,945	21,500	31,003	18,799	7,480	18,183	16,704	18,390	10,033	13,037	169,044	505,964	165,099	124,619	78,782	63,309
Restructuring, Impairments and Related Costs	-	-	7,430	2,977	614	27,000	2,554	2,640	-	1,803	2,267	59,730	-	-	10,917	-	10,434	32,807	63,800
Impairment of Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted Cash Operating Expenses	648,958	662,170	649,627	612,311	496,639	475,617	523,467	568,440	512,806	551,247	552,810	595,746	546,202	1,771,717	2,249,964	2,624,060	2,573,038	2,064,164	2,212,610
Adjusted Income (Loss) from Operations Add back Adjusted:	(182,309)	(150,767)	(151,692)	(79,083)	4,360	(2,942)	12,687	27,393	69,309	66,576	81,620	7,983	99,922	(1,384,675)	(1,470,822)	(1,024,527)	(563,852)	41,500	225,488
Depreciation and Amortization	72,389	59,551	77,602	82,958	82,367	77,158	72,100	77,826	70,265	69,230	67,450	66,747	68,400	244,425	274,629	293,976	292,501	309,450	273,691
Share-based Payment Expense	39,766	30,098	29,809	24,945	21,500	31,003	18,799	7,480	18,183	16,704	18,390	10,033	13,037	169,044	505,964	165,099	124,619	78,782	63,309
Restructuring, Impairments and Related Costs	-	-	7,430	2,977	614	27,000	2,554	2,640	-	1,803	2,267	59,730	-	-	10,917	-	10,434	32,807	63,800
Impairment of Goodwill	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA	(70,154)	(61,118)	(36,851)	31,797	108,841	132,219	106,140	115,339	157,757	154,313	169,727	144,493	181,359	(971,206)	(679,312)	(565,452)	(136,298)	462,539	626,288

Reconciliation for SiriusXM ARPU is derived from total earned subscriber revenue, net advertising revenue and other subscription-related revenue, net of purchase price accounting adjustments, divided by the number of months in the period, divided by the daily weighted average number of subscribers for the period. Other subscription-related revenue includes amounts recognized on account of the U.S. Music Royalty Fee since the third quarter of 2009. Purchase price accounting adjustments include the recognition of deferred subscriber revenues not recognized in purchase price accounting. ARPU is calculated as follows (in thousands, except for subscriber and per subscriber amounts): ARPU is derived from total earned subscriber revenue, net advertising revenue and other subscription-related revenue, net of purchase price accounting adjustments, divided by the number of months in the period, divided by the daily weighted average number of subscribers for the period. Other subscription-related revenue includes amounts recognized on account of the U.S. Music Royalty Fee since the third quarter of 2009. Purchase price accounting adjustments include the recognition of deferred subscriber revenues not recognized in purchase price accounting. ARPU is calculated as follows (in thousands, except for subscriber and per subscriber amounts): ARPU is derived from total earned subscriber revenue, net advertising revenue and other subscription-related revenue, net of purchase price accounting adjustments, divided by the number of months in the period, divided by the daily weighted average number of subscribers for the period. Other subscription-related revenue includes amounts recognized on account of the U.S. Music Royalty Fee since the third quarter of 2009. Purchase price accounting adjustments include the recognition of deferred subscriber revenues not recognized in purchase price accounting. ARPU is calculated as follows (in thousands, except for subscriber and per subscriber amounts): Unaudited Unaudited For the Three Months Ended For the Three Months Ended March 31, March 31, 2011 2010 Subscriber revenue (GAAP) $ 622,437 $ 579,509 Net advertising revenue (GAAP) 16,558 14,527 Other subscription-related revenue (GAAP) 58,531 47,947 Purchase price accounting adjustments 1,909 4,966 $ 699,435 $ 646,949 Daily weighted average number of subscribers 20,233,144 18,783,263 ARPU $ 11.52 $ 11.48

Everything worth listening to is on